UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 1, 2006

                      HOMELAND SECURITY CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     814-00631                52-2050585
 ---------------------------         ----------               ------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


4100 NORTH FAIRFAX DRIVE, SUITE 1150, ARLINGTON, VIRGINIA          22203-1664
----------------------------------------------------------         ----------
         (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (703) 528-7073

                             CELERITY SYSTEMS, INC.
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      The Company filed an amendment to its Certification of Incorporation (the "Amendment") to effect the corporate name change to "Homeland Security Capital Corporation" on January 10, 2006. The Amendment is attached hereto as Exhibit
3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 8.01. OTHER EVENTS

      The Company began trading under the new ticker symbol "HMSC" on the Over-the-Counter Electronic Bulletin Board on February 1, 2006. A copy of the press release announcing the ticker symbol change is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT        DESCRIPTION                                                LOCATION
-----------    --------------------------------------------------------   -----------------
Exhibit 3.1    Certificate of Amendment to Certificate of Incorporation   Provided herewith

Exhibit 99.1   Press Release, dated February 1, 2006, announcing the      Provided herewith
               ticker symbol change


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2006            HOMELAND SECURITY CAPITAL CORPORATION


                                  By: /s/ C. THOMAS MCMILLEN
                                    -----------------------------------
                                    Name:  C. Thomas McMillen
                                    Title: President and Chief Executive Officer


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